Eastern Virginia Bankshares, Inc. to Acquire Virginia Company Bank

--Expands EVB footprint along the I-64 corridor into the attractive and growing markets of the Virginia Peninsula

--Adds three branches, $103.4 million of loans and $108.9 million of deposits

TAPPAHANNOCK, Va., May 29, 2014 /PRNewswire/ -- Eastern Virginia Bankshares, Inc. (NASDAQ: EVBS) ("EVBS"), the one bank holding company for EVB, and Virginia Company Bank (OTCQB: VGNA) announced today that EVBS, EVB and Virginia Company Bank have entered into a definitive Agreement and Plan of Reorganization (the "Agreement") under which Virginia Company Bank will merge into EVB, with EVB being the surviving bank, in a mixed-consideration transaction with an aggregate deal value of approximately $9.6 million.

Under the terms of the Agreement, each share of common stock of Virginia Company Bank will be converted into and become the right to receive the following consideration, at the election of the shareholder:

  $6.25 in cash without interest, or
  0.9259 shares of common stock of EVBS (subject to the payment of cash in lieu of fractional shares).

The Agreement provides that no more than 25% of the outstanding common shares of Virginia Company Bank will be converted into cash consideration. If the aggregate number of cash-electing common shares of Virginia Company Bank is greater than 25%, then the number of cash-electing common shares will be subject to proration, as more fully described in the Agreement.

Each share of preferred stock of Virginia Company Bank outstanding at the effective time of the merger will be canceled in exchange for the right to receive one share of a new series of preferred stock of EVBS with substantially identical rights to the Virginia Company Bank preferred stock, including, without limitation, identical liquidation preferences and voting rights.

EVBS anticipates the transaction to be mid-single digits accretive, on a percentage basis, to diluted earnings per share. Tangible book value per share, pro forma for the conversion of EVBS's outstanding mandatorily convertible Series B Preferred Stock, is expected to be diluted less than 1.5% with an earnback period of less than two years.

Joe A. Shearin, President and Chief Executive Officer of EVBS and EVB, stated, "We are extremely pleased to announce this plan to combine our two great organizations which share such similar dedication to their customers, shareholders and the communities they serve. This transaction brings opportunity for growth in a very desirable market and is consistent with our strategic goals of expanding the EVB franchise into the greater Richmond area and toward Newport News and Norfolk. Virginia Company Bank has earned a reputation for exceptional client service, which is a testament to the strong leadership team in place. We are delighted to have Mark Hanna, Virginia Company Bank's President and Chief Executive Officer, join our team as President of Peninsula Region and look forward to welcoming him and the customers, employees and communities of Virginia Company Bank to the EVB family. We are very excited about the future prospects for our combined organization and the expanded branch network that Virginia Company Bank brings to the existing EVB organization."

Mark C. Hanna, President and Chief Executive Officer of Virginia Company Bank, added, "EVB is a long-standing, well-managed institution with deep roots in Virginia, and we are delighted to be joining forces with them. We believe this merger is in the best interests of all of our key constituents, including our shareholders, who will have an opportunity to benefit from being part of a larger, profitable and growing institution; our customers, who will have access to a wider variety of products, services and increased lending capacity; and our employees, who will have additional opportunities for growth."

The Agreement has been unanimously approved by the board of directors of each company, and all directors of Virginia Company Bank have entered into support and non-competition agreements with EVBS. The transaction is subject to customary closing conditions including the receipt of regulatory approvals and shareholder approval from Virginia Company Bank shareholders and is expected to close during the fourth quarter of 2014.

Under the terms of the Agreement, EVBS and EVB will add one Virginia Company Bank board member to their respective boards. Mark C. Hanna will be named an Executive Vice President of EVB and President of Peninsula Region of EVB.

Keefe, Bruyette & Woods, Inc., A Stifel Company, served as financial advisor and Troutman Sanders LLP served as legal counsel to EVBS and EVB. Raymond James & Associates, Inc. served as financial advisor and Williams Mullen served as legal counsel to Virginia Company Bank.

Forward-Looking Statements

Certain statements contained in this release that are not historical facts may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements contained in this release include, but are not limited to: (i) statements regarding expected effects of the merger on the operating results and financial condition of EVBS, including accretion to diluted earnings per share, dilution of tangible book value per share and earnback periods; (ii) statements of plans, objectives and expectations of EVBS or Virginia Company Bank or their respective management or Boards of Directors, (iii) statements describing anticipated benefits of the merger to EVBS, EVB and Virginia Company Bank shareholders, customers and employees; (iv) the anticipated closing date of the merger; and (v) statements of assumptions underlying such statements.

Words such as "believes," "anticipates," "expects," "intends," "targets," "continue," "remain," "will," "should," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those discussed in or implied by such statements. Factors that could cause actual results to differ from those discussed in or implied by the forward-looking statements include, but are not limited to, (i) changes in government monetary policy, interest rates, deposit flow, the cost of funds, and demand for loan products and financial services that impact the financial condition or results of operations of EVBS or Virginia Company Bank; (ii) other circumstances that may be out of the control of EVBS or Virginia Company Bank; and (iii) other risk factors disclosed in EVBS's filings with the SEC.

Although EVBS and Virginia Company Bank believe that their expectations with respect to the forward-looking statements are based upon reliable assumptions and projections within the bounds of their knowledge of their respective businesses and operations, there can be no assurance that actual results, performance, actions or achievements of EVBS and Virginia Company Bank will not differ materially from any future results, performance, actions or achievements expressed or implied by such forward-looking statements. Readers should not place undue reliance on such statements, which speak only as of the date of this report. Neither EVBS nor Virginia Company Bank undertakes any obligation to update any forward-looking statement that may be made from time to time by it or on its behalf.

Participants in the Transaction

EVBS, Virginia Company Bank and their respective directors, executive officers and certain other members of management and employees may be deemed "participants" in the solicitation of proxies from Virginia Company Bank's shareholders in favor of the merger with EVB. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Virginia Company Bank shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of EVBS in its Annual Report on Form 10-K for the year ended December 31, 2013 and in its definitive proxy statement filed with the SEC on April 17, 2014. Information about the directors and executive officers of Virginia Company Bank and their ownership of Virginia Company Bank common stock, and additional information regarding the interests of such participants, may be obtained by reading the proxy statement/prospectus when it becomes available. You can obtain free copies of these documents from EVBS or Virginia Company Bank using the contact information above.

Additional Information About the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Shareholders of Virginia Company Bank and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that EVBS will file with the SEC in connection with the proposed merger because it will contain important information about EVBS and Virginia Company Bank, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. Investors will be able to obtain all documents filed with the SEC by EVBS free of charge at the SEC's Internet site (http://www.sec.gov). In addition, documents filed with the SEC by EVBS will be available free of charge from the Corporate Secretary of Eastern Virginia Bankshares, Inc., 330 Hospital Road, Tappahannock, Virginia, 22560, telephone number (804) 443-8400. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing EVBS's website at www.evb.org under the tab "SEC Filings" and then under the heading "Documents." You are urged to read the proxy statement/prospectus carefully before making a decision concerning the merger. In addition, EVBS may file other relevant documents concerning the proposed merger with the SEC. The information in this press release is not a substitute for the registration statement, the proxy statement/prospectus that will be included in the registration statement or any other documents EVBS files with the SEC or that are otherwise provided to Virginia Company Bank shareholders by EVBS or Virginia Company Bank.

Contact: Joe A. Shearin
President and Chief Executive Officer
Voice: (804) 443-8450
Fax: (804) 445-1047

Contact: Mark C. Hanna
President and Chief Executive Officer
Voice: (757) 596-2700
Fax: (757) 596-6331